UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                December 6, 2012

Date of report (Date of earliest event reported)

Universal Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1110 W. Commercial Boulevard, Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 Other Events.

On December 6, 2012, Universal Insurance Holdings, Inc. (“Company”) announced a mandatory assessment by the Florida Insurance Guaranty Association (FIGA) applicable to all member insurers of FIGA’s “All Other Account,” which includes Universal Property & Casualty Insurance Company and American Platinum Property and Casualty Insurance Company, each a wholly owned subsidiary of the Company. The mandatory assessment will be recouped through a surcharge on policies pursuant to a filing made with the Florida Office of Insurance Regulation on November 28, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release, dated December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 6, 2012	UNIVERSAL INSURANCE HOLDINGS, INC.

/s/ George R. De Heer
George R. De Heer
Chief Financial Officer